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                                   EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 333-37961, 333-45535, 333-15583, 333-17855 and
333-45523.

                                                 ARTHUR ANDERSEN LLP



March 26, 1999
Boston, Massachusetts